OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

OPPENHEIMER EQUITY INCOME FUND

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

OPPENHEIMER LIMITED-TERM BOND FUND

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMER RISING DIVIDENDS FUND

Supplement dated December 29, 2015 to the Summary Prospectus

This supplement amends the Summary Prospectus of each of the above-referenced funds (each, a “Fund”), and is in addition to any other supplement(s).

Effective January 25, 2016:

1.	The first paragraph in the section titled “Purchase and Sale of Fund Shares” is deleted and replaced by the following:

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $1 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Effective September 28, 2016:

2.	All references to “Oppenheimer Money Market Fund” are deleted and replaced by references to “Oppenheimer Government Money Market Fund.”

December 29, 2015	PS0000.135

OPPENHEIMER
Equity Income Fund
Summary Prospectus	December 29, 2015
NYSE Ticker Symbols
Class A	OAEIX
Class B	OBEIX
Class C	OCEIX
Class R	ONEIX
Class Y	OYEIX
Class I	OEIIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/EquityIncomeFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated December 29, 2015, and through page 72 of its most recent Annual Report, dated October 31, 2015, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/EquityIncomeFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 14 of the prospectus and in the sections "How to Buy Shares" beginning on page 49 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	None	None	None

Annual Fund Operating Expenses*
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.24%	0.23%	0.23%	0.23%	0.23%	0.05%
Total Annual Fund Operating Expenses	1.02%	1.76%	1.76%	1.26%	0.76%	0.58%

*Expenses have been restated to reflect current fees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$674	$883	$1,109	$1,757	$674	$883	$1,109	$1,757
Class B	$680	$859	$1,162	$1,711	$180	$559	$962	$1,711
Class C	$280	$559	$962	$2,091	$180	$559	$962	$2,091
Class R	$129	$402	$696	$1,532	$129	$402	$696	$1,532
Class Y	$78	$244	$424	$946	$78	$244	$424	$946
Class I	$59	$186	$325	$728	$59	$186	$325	$728

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund may invest in other equity securities, such as preferred stocks, warrants and securities convertible into common stocks. The Fund may invest in equity securities issued by companies of different capitalization ranges, but will typically focus on larger capitalization stocks. The Fund may invest in equity securities both for current income from dividends as well as for growth opportunities.

The Fund can buy securities of companies in developed and emerging market countries. The Fund has no limits on the amounts it can invest in foreign securities. However, currently it does not intend to invest more than 25% of its net assets in securities of issuers in any single foreign country or more than 5% of its net assets in companies or government issuers in emerging market countries.

In selecting investments for the Fund, the portfolio manager mainly relies on a value-oriented investing style. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The Fund also looks for securities that offer higher than average dividends. The portfolio manager generally uses a fundamental approach to analyzing issuers, for example, by looking at price/earnings ratios and current balance sheet information. Currently, the portfolio manager focuses on securities that have high current income and are believed to have substantial earnings possibilities, have low price/earnings ratios relative to other securities, and that have a low price relative to the underlying value of the issuer's assets, earnings, cash flow or other factors. These criteria may vary in particular cases and may change over time. The Fund may sell securities that the portfolio manager believes no longer meet these criteria, but is not required to do so.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stocks. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. A variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized, (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Risks of Small- and Mid-Cap Companies. The prices of securities issued by small- and mid-cap companies may be more volatile and such securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or their securities may not provide capital gains for some time, if at all.

Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a fund's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause a fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

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Dividend Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund's performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return from capital appreciation and income over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a fund emphasizing investments in equity securities.  Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
 https://www.oppenheimerfunds.com/fund/EquityIncomeFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 25.27% (2nd Qtr 09) and the lowest return for a calendar quarter was -19.61% (3rd Qtr 11). For the period from January 1, 2015 to September 30, 2015 the cumulative return before sales charges and taxes was -10.89%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

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Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years (or life of class, if less)	10 Years (or life of class, if less)
Class A Shares (inception 2/13/87)
Return Before Taxes	3.72%	12.96%	7.93%
Return After Taxes on Distributions	1.26%	11.66%	6.53%
Return After Taxes on Distributions and Sale of Fund Shares	2.96%	10.10%	6.14%
Class B Shares (inception 3/03/97)	4.23%	13.04%	8.00%
Class C Shares (inception 3/03/97)	8.24%	13.42%	7.68%
Class R Shares (inception 3/01/01)	8.76%	13.89%	8.16%
Class Y Shares (inception 2/28/11)	10.35%	12.17%	n/a
Class I Shares (inception 2/28/12)	10.57%	17.02%	n/a
Russell 1000 Value Index	13.45%	15.42%	7.30%
(reflects no deduction for fees, expenses or taxes)		14.36%[1]	n/a
		19.00%[2]	n/a

1.

As of 02/28/11

2.

As of 02/29/12

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Manager. Michael S. Levine, CFA, has been Vice President and portfolio manager of the Fund since July 2007.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677 on any regular business day.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund.

Taxes. Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes, unless your shares are held in a tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Equity Income Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/EquityIncomeFund. You can also request additional information about the Fund or your account:

Telephone	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

PR0835.001.1215